Exhibit 99.1

O CTOBER 2018 INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY AKTS Investor Presentation 1

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY FORWARD - LOOKING STATEMENTS This document includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , as amended, that are intended to be covered by the “safe harbor” created by those sections . These forward - looking statements include, but are not limited to, statements about our estimates, expectations, beliefs, intentions, plans or strategies for the future (including our possible future results of operations, business strategies, competitive position, potential growth opportunities, potential market opportunities and the effects of competition), and the assumptions underlying such statements . Forward - looking statements include all statements that are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," “intend,” “forecast,” “seek,” "potential," "continue" and similar words, although some forward - looking statements are expressed differently . Forward - looking statements are neither historical facts nor assurances of future performance . Instead, these forward - looking statements are based on management’s current beliefs, expectations and assumptions and are subject to risks and uncertainties . Factors that could cause actual results to differ materially from those currently anticipated include, without limitation, risks relating to the results of our research and development activities, including uncertainties relating to semiconductor process manufacturing ; the development of our XBAW TM technology and products presently under development and the anticipated timing of such development ; our ability to protect our intellectual property rights that are valuable to our business, including patent and other intellectual property rights ; our ability to successfully manufacture, market and sell products based on our technologies ; the ability to achieve qualification of our products for commercial manufacturing in a timely manner and the size and growth of the potential markets for any products so qualified ; the rate and degree of market acceptance of any of our products ; our ability to raise funding to support operations and the continued development and qualification of our products and the technologies underlying them ; and our ability to service our outstanding indebtedness . These and other risks and uncertainties are described in more detail in the Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of the Company’s most recent Annual Report on Form 10 - K and in subsequently filed Quarterly Reports on Form 10 - Q . Considering these risks, uncertainties and assumptions, the forward - looking statements regarding future events and circumstances discussed in this document may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . The forward - looking statements included in this document speak only as of the date hereof and, except as required by law, we undertake no obligation to update publicly or privately any forward - looking statements, whether written or oral, for any reason after the date of this document to conform these statements to new information, actual results or to changes in our expectations . THESE MATERIALS DO NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF ANY OFFER TO BUY, ANY SECURITIES OF AKOUSTIS TECHNOLOGIES, INC . , OR OF ANY OTHER ENTITY WHATSOEVER . ANY REPRESENTATION TO THE CONTRARY SHOULD BE IGNORED . “Akoustis®”, the Akoustis logo, “ BulkONE ®” and “XBAW TM ” are trademarks or registered trademarks of Akoustis Technologies, Inc . and/or its subsidiaries . 2

AKOUSTIS AT A GLANCE

Snapshot



Corporate Headquarters
Huntersville, NC
AKOUSTIS

Shares Outstanding (09/30/18)	22.4M
Debt (09/30/18)	$15.0M
Cash (09/30/18)	$9.1M

- **Ticker:** AKTS (NASDAQ)
- **Corporate HQ:** Huntersville, NC
- **Manufacturing (fully integrated):** Canandaigua, NY
- **Founded:** 2014
- **Employees:** 76

Company Overview

- Akoustis Technologies ("Akoustis" or "the Company") designs and manufactures **patented single crystal radio frequency** ("**RF**") **BAW filters** for the 4G/5G, WiFi, infrastructure and military markets
- Product advantages include **power handling, bandwidth, size and speed**
- **First BAW RF manufacturing line** completed and producing RF filters from a **wafer process which is in control and predictable**
- Commercial portfolio includes 5.2 GHz BAW RF filter (WiFi) and 3.8 GHz filter (Radar); **new contracts** to develop **two 5G Mobile Infrastructure filters** (3.5 GHz, 3.6 GHz) and **two 4G/LTE Infrastructure filters** (1.8 GHz)

Investment Highlights

- **$2.6 billion addressable market in 2017**, and expected to grow to $4.8B by 2021 – the fastest growing segment of $14B RFFE (radio frequency front end)(1)
- Positioned to capitalize on **escalating demands for mobile data** requiring higher frequency operation (5G and unlicensed bands/WiFi)
- Customer engagement, testing and pre-production orders from OEM, ODM, SoC and RF module maker partners across target markets
- **Vertically-integrated design and manufacturing (IDM)** business model in premium RF filter market enables streamlined execution, quality assurance and cost efficiencies
- **Experienced management team** with expertise in radio frequency technologies and microelectromechanical systems ("**MEMS**")

(1) Source: Mobile Experts 2016, March 2017 Update.

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EXECUTIVE LEADERSHIP & PARTNERS



JEFF SHEALY
FOUNDER & CEO

Former VP & GM at RFMD (Qorvo)
Co-founded RF Nitro (sold to RFMD)
22 YRS Industry Exp., MBA & PhD



JOHN KURTZWEIL
CFO

Former CFO at Wolfspeed CREE, Extreme Networks; 30 YRS Industry Exp., CPA & MBA



DAVID AICHELE
VP BUS DEV

Former Director RFMD (Qorvo)
& Exec VP Private Company
23 YRS Industry Exp.,BSEE & MBA



ROHAN HOULDEN
VP ENG

Former GM at Qorvo & Product Line Mgr. at Conexant
27 YRS Industry Exp., BSEE & MBA



MARY WINTERS
VP WAFER FAB

Former Director MEMS ITC
& Sr. Eng. Eastman Kodak
18 YRS Industry Exp., BSCE & MS

UNIVERSITY PARTNERS: CORNELL, UCSB

COMMERCIAL PARTNERS: National Science Foundation (NSF)

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SEASONED BOARD MEMBERS



JERRY NEAL
CO-CHAIRMAN, DIRECTOR

Founded RFMD (now Qorvo); 35 YRS+ RF and Wireless Industry Experience



ART GEISS
CO-CHAIRMAN, DIRECTOR

Former VP Operations RFMD (now Qorvo); previous Alpha mgmt. (now Skyworks)



STEVE DENBAARS
DIRECTOR

Co-founded Nitres, Soraa, Soraa Laser Diode; UCSB Professor; Expert in III-N Materials



JEFF MCMAHON
DIRECTOR

Director at North Highland, 17 YRS+ Mgmt. Consulting Experience



SUZANNE RUDY
DIRECTOR

Former VP of Tax and Treasurer at Qorvo, UNC, UCSB degrees; Financial Expert



STEVE MILLER
DIRECTOR

Former President/CEO and Chairman at Sawtek; Former Director at TriQuint

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MOBILE DEVICES REQUIRE RF FILTERS TO CONNECT



5G
2G
WiFi
3G
4G
AKOUSTIS

Mobile device RF complexity increasing:

Multiband
- Today greater than 40 bands
- Next generation up to 100 bands
- More bands drive greater co-existence needs

Multimode
- Next generation includes 2G, 3G, 4G, 5G
- Expanding high band spectrum

Multi Connectivity
- Data speeds driving architecture
- Utilizing unlicensed 5GHz spectrum

Akoustis' RF filter technology supports high band spectrum in smartphones enabling faster internet speeds

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INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY (1) Source: Barclays, Semiconductor Market Perspectives, 2017 . (2) Source: Mobil e Experts 201 8. RF Filter – FASTEST Growing Segment in the RF Front End (RFFE) $24.50 Early 5G Content 2020 RF MARKET DYNAMICS 7 RFFE values signal ‘selectivity’ over ‘manipulation’ $2.6B $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2016 2017 2018 2019 2020 2021 Annual Revenue ($ B) (2) RF Front End (RFFE) TAM BAW Filter SAW Filter MIPI/CMOS Controllers Antenna Tuning Switches LNA Power Amplifiers $2.6B $4.8B

AKOUSTIS TARGET END MARKETS

	4G LTE MOBILE	5G MOBILE	WiFi	BTS	Military
Application	**Smartphones, Tablets, Pucks**		**Tri-Band Routers, Set-Top Boxes, CPE**	**FD-MIMO, Small Cells**	**Radar, Milcom**
Akoustis Solutions	1.8-3 GHz BAW Discrete/Multiplex Filter	3-6 GHz BAW Discrete/Multiplex Filter	2.4/5.2/5.7GHz BAW Discrete Filter	1.8-6 GHz BAW Discrete/Multiplex Filter	1-10 GHz Discrete, Multiplexer, Integrated Switch Filters
Value Proposition	Improve battery life & reduce dropped calls	Size reduction, Improve battery life & reduce dropped calls	Size reduction support 5 GHz, multiband simultaneous operation	Size reduction support higher power, improve receive sensitivity	Size reduction support higher power,
2020 Filter Market Size	**$10.6 Billion(1)**		**$1.0 Billion(2)**		

(1) Source: Mobile Experts 2018.
(2) Source: Mobile Experts 2018, ABI 2017, Akoustis.

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INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY WHY SINGLE CRYSTAL FOR BAW? 9 High power, wide bandwidth RF filters operating at high frequency High s ound v elocity High m echanical c oupling High power handling Piezo Thickness (A) Sound Velocity Poly Piezo Higher Single Crystal Piezo Admittance Theta 4.7 4.8 4.9 5.0 5.1 5.2 Frequency (GHz) K t 2 >10% Input Power O u t p u t P o w e r Poly Piezo Single Crystal Piezo 3.7dB (2.3x) Higher (1) Source: Akoustis Measured Data, 2018. (2) Source: Akoustis ’ 2018 IEEE International Ultrasonics Symposium (IUS) Paper.

COMPETING BAW FILTER TECHNOLOGY

Poly Solidly-Mounted Resonator
(SMR)


TOP ELECTRODE
POLYCRYSTAL PIEZOELECTRIC LAYER
BOTTOM ELECTRODE
BRAGG REFLECTOR
SUBSTRATE

Polycrystalline Piezo	**Topside Air Cavity**	**Backside Parasitic**

Poly Film Bulk Acoustic Resonator
(FBAR)


TOP ELECTRODE
POLYCRYSTAL PIEZOELECTRIC LAYER
BOTTOM ELECTRODE
AIR CAVITY
SUBSTRATE

Polycrystalline Piezo	**Topside Air Cavity**	**Backside Air Cavity**

Single Crystal Bulk Acoustic Resonator **(XBAW™)**


TOP ELECTRODE
SINGLE CRYSTAL
PIEZOELECTRIC LAYER
BOTTOM ELECTRODE
AIR CAVITY
SUBSTRATE

Single Crystal Piezo	**Topside Air Cavity**	**Backside Air Cavity**

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SINGLE CRYSTAL BAW (XBAW™) TECHNOLOGY: 1 to 7 GHz



Market / Application
Military
Automotive
WiFi
4G High Bands
5G Mid Bands
L-Band
S-Band
C-Band
DSRC
2.4GHz
5.2/5.6/5.8GHz
6.3/6.7GHz
new
B25/3/40
B7/41
B42/43/48/49
n7/38/41
n77/78
n79
Micro RF Filter Technologies
FOM-Power Performance
Single Crystal BAW
Poly Crystal BAW
IHP SAW
TC-SAW SAW
0
1
2
3
4
5
6
7
8
Frequency (GHz)

- Single crystal XBAW enables **high power performance RF filters** from 1 to 7 GHz
- Akoustis is **first in market for 5.2 GHz WiFi filters; 2nd high-band (5.6GHz) WiFi solution** in development
- Announced **contract to develop 5G Infrastructure** base station filters
- **Pursuing new 5G engagements for Mobile** where higher performance RF filters are required

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INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY EXPANDING INTELLECTUAL PROPERTY (IP) PORTFOLIO • Foundational single crystal BAW devices and RF filters • Vertical portfolio from platform substrates to system application • 1 8 Patents (1) , 38 patents pending plus numerous trade secrets • Key University IP from Cornell in materials (1) Includes Akoustis issued patents, Cornell patent under license (see PR 9 - 7 - 16), and UCSB patents under agreement (see PR 9 - 22 - 15). http://www.akoustis.com/patents/ 12 Akoustis IP Portfolio

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY • Acquired 122,000 sq. ft. Silicon MEMS Wafer Fab Facility (June 2017), including 30,000 sq. ft. class 100/1000 clean room, 150 - mm wafer fab tools, 57 - acres of real property and MEMS Operations team • Consolidated Company’s supply chain (piezo materials, wafer fab, selective resonator trimming) into one turn - key facility with shorter cycle time and scalable manufacturing capacity (estimated up to 150,000 6” wafers starts per year when fully equipped) • ISO 9001:2015 registered quality management system • Completed first generation XBAW (XB1) process (July 2018) • Company transform ing into an Integrated Design and Manufacturer (IDM) QUALIFIED XBAW WAFER FAB – CANANDAIGUA, NY 13

TARGET MILESTONES (BY MARKET)

Market	Milestones
WiFi	• **Q4 CY18:** First 5.2 GHz WiFi pre-production order • **Q4 CY18:** Deliver 5.6 GHz samples to target customers
5G Mobile	• **1H CY19:** Complete wafer-level packaging design • **2H CY19:** Design win from mobile customer
5G Infrastructure	• **1H CY19:** Deliver 5G filter samples to potential customers • **2H CY19:** Receive 5G infrastructure order
4G Infrastructure / Defense	• **Q4 CY18:** Ship 3.8 GHz filter against open production purchase order • **Q4 CY18:** Deliver two 4G LTE filter product prototypes for open purchase order • **1H CY19:** Ship production product to current 4G LTE customer

5x manufacturing capacity expansion planned over next 2 years to support business

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INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY RECENT DEVELOPMENTS 15 • October 4, 2018 – Recorded first RF BAW filter product revenue in September and received second production order for the AKF - 1938 (3.8 GHz) from a military OEM specializing in non - mobile communication systems • October 1, 2018 – Announced AKF - 1252 (5.2 GHz) filter design has been locked and is in pre - production; received first order from a RF distributor and testing with other potential customers, with the first order for WiFi applications expected in Q4 CY18 • October 1, 2018 – Announced an order from a 5G mobile infrastructure customer • August 1, 2018 – Added first CBRS (Citizens Broadband Radio Service) customer with purchase order of 3.6 GHz BAW RF filters • July 16, 2018 – Announced AKF - 1938 (3.8 GHz) BAW RF filter design win and commercial production order from a military OEM specializing in non - mobile communication systems • July 9, 2018 – Completed wafer technology qualification (XB1) for single crystal BAW RF filter products • June 20, 2018 – Introduced the industry’s first 5.2 GHz BAW RF co - existence filter , targeted towards future 4G LTE and 5G mobile devices • May 11, 2018 – Announced two new purchase orders for two 4G LTE BAW RF filters from a new tier - one mobile infrastructure OEM customer

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY GROWING, HIGH - FREQUENCY PRODUCT PORTFOLIO Band n78 Band n79 Band n77 Center Frequency (GHz) 3 6 AKF - 1335 AKF - 1652 AKF - 1252 AKF - 1125D AKF - 1125U AKF - 1256 AKF - 1938 AKF - 1336 Mobile Defense/Radar Infrastructure WiFi Bandwidth Performance 3.55 - 3.7 GHz 3.55 - 3.7 GHz 3.4 - 3.8 GHz 3.4 - 3.8 GHz 3.4 - 3.7 GHz 3.46 - 3.8 GHz 3.4 - 3.7 GHz 3.6 – 4.2 GHz 3.6 - 3.8 GHz 3.3 - 3.6 GHz 3.7 – 4.2 GHz 4.8 - 5.0 GHz 3.4 - 3.7 GHz 5.9 – 7.1 GHz (not yet ratified) 5.9 – 6.4 GHz 4.4 – 4.9 GHz 600 MHz (2X35 MHz) 600 MHz (2X35 MHz) 700 MHz Source: Qualcomm, Oct 2017, Huawei, 2017. Unlicensed 5 – 5.9 GHZ Global Spectrum Allocation Primary product focus is 3 - 6 GHz United States Canada European Union United Kingdom Germany France Italy China South Korea Japan Australia 16 Legend

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY MOBILE WIRELESS / SMARTPHONE • Focus on new 3 - 6 GHz spectrum for 5G • 5G mobile design cycles ongoing to support late CY19 handsets launch • WiFi shift from dual - band to tri - band • MIMO/MU - MIMO architectures growing; driving radio content including filters • Value proposition: power, bandwidth, size Application Product Focus / Market Dynamics 17 Target Customers OEM / Transceiver RFFE Module Amps Filters Switches Ant. RFFE

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY Application BAW CAN ADDRESS HIGH - FREQUENCY WIFI BANDS • First to market with 5.2 GHz RF filter to replace larger dielectric resonator (DR) discrete RF filters • 5.6 GHz RF filter product samples expected Q4 CY18 • Focus on retail and enterprise models • Most platforms utilize discrete RF filters • New retail models every 6 months, new enterprise models every 12 - 18 months Target Customers 18 Product Focus / Market Dynamics

SPEC COMPLIANT 5.2 GHz BAW RF FILTER PRODUCT AVAILABLE

AKF-1252 RF Filter solution optimized for Tri-Band WiFi Routers

Industry Leading 5 GHz BAW Performance



Performance
0
-10
-20
-30
-40
-50
-60
-70
5
5.1
5.2
5.3
5.4
5.5
5.6
5.7
5.8
5.9
Frequency GHz

AKF-1252 RF Product Features

- **Wide Bandwidth**
  Solution for U-NII-1+2A Band
- **Low Loss**
  <1.2dB typical in U-NII-1+2A band
- **High Rejection**
  >52dB in U-NII-2C+3 band
- **High Power Rating**
  +30dBm maximum

Reduced Size



Ultra-small footprint 2.5 x 2 x 0.9 mm
Laminate module

Addresses 5 GHz co-existence in Tri-Band WiFi routers

Size reduction supports growing MU-MIMO complexity

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INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY KEY ADVANTAGE FOR WIFI : SIZE REDUCTION Tri - band WiFi Architecture 3.0mm 8.2mm AKF - 1252 Akoustis Akoustis 5 GHz BAW filter is 2 3 x smaller : 103 mm 3 vs. 4.5 mm 3 4.2mm 2.5mm x 2.0mm x 0.9mm Source: Link - Sys AC2200 MU - MIMO Tri - Band Router . 20 Tri - Band 2.4/5.2/5.7 GHz WiFi Router (2x2 MIMO) 5.2GHz Radio

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY HISTORICAL FINANCIALS

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY INCOME STATEMENT 22 Fiscal Year Ended June 30, ($ in thousands, except per share data) 2018 2017 Revenue $1,208 $486 Cost of revenue 1,019 - Gross profit $188 $486 Operating expenses Research and development $13,267 $5,013 General and administrative expenses 8,804 6,157 Loss on disposal of fixed assets 45 - Impairment of assets held for sale 350 - Total operating expenses $22,466 $11,170 Loss from operations ($22,278) ($10,684) Other (expense) income Other income $0 - Interest income (329) 2 Bargain purchase - 1,726 Rental income 313 - Change in FV of contingent real estate liability 501 - Change in FV of derivative liabilities 54 (877) Total other income $539 $850 Net loss ($21,739) ($9,833) Basic and diluted net loss per share ($1.04) ($0.58) Source: Company’s FY2018 10 - K.

INNOVATION IN SINGLE CRYSTAL BULK WAVE TECHNOLOGY BALANCE SHEET 23 June 30, June 30, June 30, June 30, 2018 2017 2018 2017 Assets Liabilities Cash and cash equivalents $14,817 $9,632 Accounts payable and accrued expenses $2,593 $1,336 Accounts receivable 215 - Deferred revenue 53 15 Inventory 58 188 Total current liabilities $2,646 $1,351 Prepaid expenses 306 158 Deposits 484 43 Long-term Liabilities Total current assets $15,879 $10,021 Contingent real estate liability $1,230 $1,731 Convertible notes payable, net 11,465 - Property and equipment, net 12,820 7,854 Other long term liabilities 117 - Total long-term liabilities $12,812 $1,731 Intangibles, net 264 207 Total Liabilities $15,458 $3,081 Assets held for sale, net 333 - Stockholders' equity Other assets 11 11 Preferred stock - - Total assets $29,308 $18,092 Common stock 22 19 Additional paid in capital 52,074 31,500 Accumulated deficit (38,247) (16,508) Total stockholders' equity $13,850 $15,011 Total liabilities and stockholders' equity $29,308 $18,092 ($ in thousands) Source: Company’s FY2018 10 - K.